www.ziffdavis.com©2021 Ziff Davis. All rights reserved. THIRD QUARTER 2021 RESULTS November 3, 2021

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2021 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward- looking statements are based on management’s expectations or beliefs as of November 3, 2021 as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2021 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud service and digital media growth • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of November 3, 2021 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Industry, Market and Other Data Certain information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Pro Forma Financial Information Unless otherwise specified, all financial data and operating metrics presented herein for Ziff Davis are presented on a pro forma (“PF”) basis giving effect to the reorganization and the separation of Consensus Cloud Solutions, Inc. as described in the Form 10 filed by Consensus with the Securities and Exchange Commission. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") designed to supplement, and not substitute, Ziff Davis’s financial information presented in accordance with GAAP. The non-GAAP measures as defined by Ziff Davis may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’s future results or leverage will be unaffected by other unusual or non-recurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures. Third Party Information All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Safe Harbor for Forward-looking Statements

3 The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected: • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2021 with the SEC and the other reports we file from time to time with the SEC • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP Risk Factors

4 Q3 2021 Consolidated Financial Snapshot (includes Consensus) (1)(2) 1.Figures are adjusted non-GAAP; See slide 20 for a reconciliation of the pro-forma adjustments for excluded assets consisting of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021 2. See slides 15, 17-19 for a GAAP to non-GAAP reconciliation of adjusted gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company and by Business , and Slide 21 for a reconciliation of non-GAAP to pro-forma Note: Pro Forma excludes Voice UK, ANZ Voice, and B2B Backup

5 Adjusted EBITDA and Free Cash Flow (includes Consensus) (1)(2) 1. See slides 16 and 17 for a GAAP reconciliation of Adjusted EBITDA and Free Cash Flow 2. Figures are adjusted non-GAAP

6 Q3 2021 Financial Snapshot By Business (includes Consensus) (1)(2) 1.Figures are adjusted non-GAAP; See slide 20 for a reconciliation of the pro-forma adjustments for excluded assets consisting of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021 2. See slides 15, 17-19 for a GAAP to non-GAAP reconciliation of adjusted gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company and by Business , and Slide 21 for a reconciliation of non-GAAP to pro-forma Note: Pro Forma excludes Voice UK, ANZ Voice, and B2B Backup

7 Q3 2021 Ziff Davis Financial Snapshot (excludes Consensus and Divested Assets) (1)(2) 1. Organic revenue is defined as any revenue in the respective periods derived from businesses acquired in the last 12 full calendar months. Revenue from an acquired business becomes organic revenue in the first month in which we can compare a full month in the current year against a full month under our ownership in a prior year (i.e., the 12 months measurement period for acquired revenue starts with the first full month under our ownership). 2. Results exclude the Voice UK, ANZ Voice, and B2B Backup assets, as well as any contribution from the Consensus assets. The Adjusted EBITDA includes pro forma savings of previously shared Cloud Services and Inc. corporate overhead and operating expenses that will be eliminated in connection with the Consensus separation. This was calculated using internal financial systems.

8 Ziff Davis Quarterly Results (excludes Consensus and Divested Assets) (1)(2) 1. Results exclude the Voice UK, ANZ Voice, and B2B Backup assets, as well as any business unit contribution from the Consensus assets. The EBITDA figures include pro forma savings of previously shared Cloud Services and Inc. corporate overhead and operating expenses that will be eliminated in connection with the Consensus separation 2. Revenue types are sourced through internal financial systems, and may not map to previously provided disaggregations seen in the Company’s public filings

9 Ziff Davis Pro-Forma Capital Structure (Post-Spin) 1. Ziff Davis’ Consensus CCSI retained stake valued at its first full trading day 2 Total Gross Debt differs from the Balance Sheet debt balances as the $550MM convertible debt is partially accounted for through an unamortized discount and is found in Shareholder’s Equity Spin-off Distribution $771 High-Yield Note Partial Redemption (83) Bridge Repayment (485) Debt Premium (22) Cash Balance Increase $180

2021 FINANCIAL GUIDANCE

11 2021 Guidance (Forward-Looking Statements) Ziff Davis has reaffirmed its full-year guidance of Pro Forma (“PF”) Revenues and Pro Forma Adjusted EBITDA (1) 1. Figures are adjusted non-GAAP and exclude the divested Voice UK, ANZ Voice, and B2B Backup assets, as well as any contribution from the spun off Consensus assets. The Company has not reconciled the non- GAAP Adjusted EBITDA to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability with respect to forecasted revenues and costs primarily related to acquisitions and taxation.

SUPPLEMENTAL INFORMATION

13 Consolidated Metrics (includes Consensus and Divested Assets) 1. See slide 15 for a reconciliation of adjusted non-GAAP earnings and EPS to GAAP Net Income and diluted GAAP EPS 2. See slide 16 for a definition of Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities 3. See slide 17 for a definition of adjusted EBITDA and reconciliation to Net Income 4. Figures are adjusted non-GAAP

Cloud Services & Digital Media Metrics (includes Consensus and Divested Assets)

Cloud Services Metrics (in '000s)	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2021 Q1	2021 Q2	2021 Q3
Revenue by Type											
Fixed Subscriber Revenues [1]	$124,309	$140,352	$141,832	$142,420	$141,486	$140,755	$144,525	$144,864	$144,445	$147,594	$152,358
Variable Subscriber Revenues [1]	$27,481	$28,557	$29,139	$26,725	$28,262	$26,285	$25,708	$26,128	$26,842	$27,598	$29,639
Subscriber Revenues	**$151,790**	**$168,909**	**$170,971**	**$169,145**	**$169,748**	**$167,039**	**$170,233**	**$170,991**	**$171,287**	**$175,192**	**$181,997**
Other Licenses Revenue	$455	$223	$192	$151	$36	$18	$15	$380	$92	$91	$92
Total Cloud Services Revenues	**$152,245**	**$169,132**	**$171,163**	**$169,296**	**$169,784**	**$167,058**	**$170,248**	**$171,372**	**$171,379**	**$175,283**	**$182,089**
Revenue - DID vs Non-DID											
DID Based Revenues	$97,068	$97,379	$97,219	$96,668	$96,514	$94,988	$98,000	$97,397	$97,139	$97,376	$98,652
Non-DID Based Revenues	$55,177	$71,753	$73,944	$72,628	$73,270	$72,070	$72,248	$73,974	$74,239	$77,907	$83,438
Total Cloud Services Revenues	**$152,245**	**$169,132**	**$171,163**	**$169,296**	**$169,784**	**$167,058**	**$170,248**	**$171,372**	**$171,379**	**$175,283**	**$182,089**
Cloud Services Customers [2]	**3,148**	**4,015**	**4,039**	**4,036**	**4,076**	**4,076**	**4,041**	**4,018**	**3,910**	**3,934**	**3,878**
Average Monthly Revenue/Customer [3]	$16.03	$14.01	$14.15	$13.96	$13.95	$13.66	$13.98	$14.14	$14.40	$14.89	$15.53
Cancel Rate [4]	2.2%	2.5%	2.4%	2.4%	2.3%	2.2%	2.1%	2.4%	2.2%	1.9%	2.1%

Digital Media Metrics [5] (in '000s)	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2021 Q1	2021 Q2	2021 Q3
Visits	1,806,992	1,618,612	1,856,953	2,259,469	2,145,142	2,359,206	2,196,539	2,390,020	2,291,154	2,115,740	2,047,074
Views	7,086,701	6,492,120	7,008,292	7,583,974	7,166,683	7,553,164	7,166,624	8,659,830	7,756,727	7,275,794	7,006,349

1. Cloud Services revenue includes IP Licensing revenue; Q3 2020 Cloud Services Revenue excludes projected September revenues and EBITDA for the divested Voice ANZ asset; all periods include the B2B Backup and UK Voice businesses
2. Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
3. Quarterly Average Revenue per Customer is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter; Q2 2019 assumes NetProtect acquisition closed on March 31, instead of April 2, 2019
4. User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than four months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter
5. Digital Media Traffic figures based on Google Analytics & Partner Platforms; To more accurately reflect customer activity at Ookla, we have shifted to using tests as the basis instead of Google Analytics, resulting in pro-forma adjustments to data from Q4 2019 through Q4 2020

Ziff Davis
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15 Q3 2021 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of interest costs in excess of the coupon rate associated with the convertible notes and overlapping interest of senior notes prior to extinguishment; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of change in value on investment; (6) elimination of additional tax expense/benefit from prior years; (7) elimination of gain on sale of assets; (8) elimination of intra-entity transfers; (9) elimination of lease asset impairments and other charges; (10) elimination of leasehold improvement impairments and disposal related costs; and (11) elimination of goodwill impairment on business

16 GAAP Reconciliation – Free Cash Flow (1)(2) 1. Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes; The free cash flows in 2016, 2017, 2019, and 2020 are before the effect of payments associated with certain contingent consideration associated with recent acquisitions 2. Figures are adjusted non-GAAP; includes Consensus and the divested assets

17 GAAP Reconciliation – Adjusted EBITDA (1)(2) 1. Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes 2. Figures are adjusted non-GAAP; includes Consensus and the divested assets

18 Q3 2021 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations 1. Figures are adjusted non-GAAP; includes Consensus and the divested assets

19 Q3 2020 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations NOTE 2: Table above has been recast to remove the impact of certain expenses associated with the Corporate entity that were previously allocated to the Cloud Services and Digital Media businesses 1. Figures are adjusted non-GAAP; includes Consensus and the divested assets

20 Reconciliation of Non-GAAP to Pro-Forma (includes Consensus) 1. Adjustments for excluded assets consist of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021